UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

SUNESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SNSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 6, 2019, Sunesis Pharmaceuticals, Inc., or the Company, held its 2019 Annual Meeting of Stockholders, or the Annual Meeting. Proxies for the Annual Meeting were solicited by the Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board of Directors’ solicitation. There were 67,578,087 shares of common stock entitled to vote at the Annual Meeting. A total of 57,921,678 shares were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal No. 1

James W. Young, Ph.D., Steven B. Ketchum, Ph.D. and Homer L. Pearce, Ph.D. were elected to serve as Class II directors until the 2022 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-votes
James W. Young, Ph.D.	35,583,441	2,031,261	20,306,976
Steven B. Ketchum, Ph.D.	35,577,869	2,036,833	20,306,976
Homer L. Pearce, Ph.D.	33,257,842	4,356,860	20,306,976

In addition to the directors elected above, David C. Stump, M.D. and H. Ward Wolff will continue to serve as Class III directors until the 2020 Annual Meeting of Stockholders and until their successors are elected and have qualified, or until their earlier death, resignation or removal, and Steve R. Carchedi and Dayton Misfeldt will continue to serve as Class I directors to hold office until the 2021 Annual Meeting of Stockholders and until their successors are elected and have qualified, or until their earlier death, resignation or removal.

Proposal No. 2

The non-binding advisory vote on of the compensation of our named executive officers as disclosed in the 2019 proxy statement, filed with the Securities and Exchange Commission on April 12, 2019, was approved by the following vote:

For	Against	Abstain	Broker Non-votes
32,172,699	344,525	3,530,056	20,306,976

Proposal No. 3

The non-binding advisory vote on the preferred frequency of holding future non-binding advisory votes on the compensation of our named executive officers received the following vote:

3 Years	2 Years	1 Year	Abstain
184,114	112,829	33,789,257	3,528,502

In light of the vote of the stockholders on this proposal and consistent with the Board’s recommendation, the Company will continue to include a non-binding stockholder advisory vote to approve the compensation of its named executive officers in its proxy materials every year. The Company will hold such annual advisory votes until the next required vote on the frequency of stockholder votes on named executive officer compensation. The Company is required to hold votes on the frequency of holding future non-binding advisory votes on executive compensation every six calendar years.

Proposal No. 4

The selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019 was ratified by the following vote:

For	Against	Abstain	Broker Non-votes
55,571,910	115,409	2,234,359	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.

Dated: June 6, 2019	By:	/s/ Dayton Misfeldt
Dayton Misfeldt
Interim Chief Executive Officer